Nationwide Life Insurance Company: • Nationwide Variable Account – 9

Prospectus supplement dated March 6, 2013 to
BB&T Future prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On February 26, 2013, the Board of Trustees of Sterling Capital Variable Insurance Funds voted to liquidate the Sterling Capital Variable Insurance Funds - Sterling Capital Strategic Allocation Equity VIF effective on or about April 26, 2013.  Effective April 26, 2013, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on or about April 26, 2013.